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                                                                    EXHIBIT 23.4

              CONSENT OF ERNST & YOUNG, LLP, INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 19, 1998, included in the Information Statement/Prospectus constituting part of this Registration Statement (Form S-4 No. 333-00000) of PictureTel Corporation for the registration of 1,331,914 shares of its common stock.


                                             /s/   Ernst & Young LLP



San Jose, California
September 21, 1998